UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2007

SERACARE LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-33045	33-0056054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 West Street, West Bridgewater, MA	02379
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 580-1900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02(e) Compensatory Arrangements of Certain Officers

Adoption and Amendment of 2001 Stock Incentive Plan. On May 18, 2007, the Board of Directors (the “Board”) of SeraCare Life Sciences, Inc. (the “Company”) adopted and, immediately thereafter, amended and restated the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan (the “Plan”). The Plan allows for the grant of certain equity-based compensation awards, including stock options, stock appreciation rights, restricted stock, stock units, stock bonuses, dividend equivalents and other equity-based awards. The Plan will be administered by the Compensation Committee of the Board, which has the authority, in its discretion, to grant and determine the terms of all awards under the Plan. The Board has reserved and set aside for issuance under the Plan 1,588,506 shares of the Company’s common stock. Awards under the Plan may be granted at the Compensation Committee’s discretion to employees, including officers, non-employee directors and consultants of the Company. In addition, the Plan provides for the automatic annual grant of options to non-employee directors of the Company. The Plan and the form of Option Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 18, 2007, the Board adopted a Code of Ethics for Chief Executive and Senior Financial Officers (the “Code”), which applies to the Company’s chief executive officer, chief operating officer, chief financial officer, treasurer and controller (or persons performing similar functions). The Code, among other things, addresses conflicts of interest, requires reporting violations of the Code, provides procedures for seeking waivers of the Code and addresses the disclosure of any such granted waiver of or amendment to the Code. The foregoing description of the Code is qualified in its entirety by reference to the Code, attached hereto as Exhibit 99.4 and incorporated by reference herein. The Code is also available on the Company’s website at www.seracare.com.

Section 8 - Other Events

Item 8.01	Other Events.

On May 18, 2007, the Board adopted charters for the audit, compensation and nominating and corporate governance committees (the “Charters”) and corporate governance guidelines (the “Corporate Governance Guidelines”). The Charters and Corporate Governance Guidelines are attached hereto as Exhibits 99.5, 99.6, 99.7 and 99.8, respectively, and are incorporated by reference herein. The Charters and Corporate Governance Guidelines are also available on the Company’s website at www.seracare.com.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	2001 Stock Incentive Plan (Amended and Restated As of May 18, 2007)

99.2	Form of Nonqualified Stock Option Agreement

99.3	Form of Incentive Stock Option Agreement

99.4	Code of Ethics for Chief Executive Officer and Senior Financial Officers

99.5	Audit Committee Charter

99.6	Compensation Committee Charter

99.7	Nominating and Corporate Governance Committee Charter

99.8	Corporate Governance Guidelines

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007	SERACARE LIFE SCIENCES, INC.

	By:	/s/ Gregory A. Gould
Gregory A. Gould Chief Financial Officer

EXHIBIT INDEX

99.1	2001 Stock Incentive Plan (Amended and Restated As of May 18, 2007)

99.2	Form of Nonqualified Stock Option Agreement

99.3	Form of Incentive Stock Option Agreement

99.4	Code of Ethics for Chief Executive Officer and Senior Financial Officers

99.5	Audit Committee Charter

99.6	Compensation Committee Charter

99.7	Nominating and Corporate Governance Committee Charter

99.8	Corporate Governance Guidelines